Exhibit 10.1

CONSENT AND FIFTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS CONSENT AND FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of October 3, 2017 by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”), POWER SOLUTIONS INTERNATIONAL, INC., a Delaware corporation (“Parent”), PROFESSIONAL POWER PRODUCTS, INC., an Illinois corporation (“PPPI”), POWERTRAIN INTEGRATION ACQUISITION, LLC, an Illinois limited liability company (“PIA”), BI-PHASE TECHNOLOGIES, LLC, a Minnesota limited liability company (“Bi-Phase”; Parent, PPPI, PIA and Bi-Phase are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), and each of the parties listed on the signature pages hereto as Loan Parties (together with Parent and Borrowers, collectively, jointly and severally, “Loan Parties” and each, individually, a “Loan Party”).

WHEREAS, Borrowers, Agent, and Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of June 28, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrowers have notified Agent that Parent desires to consummate the Specified Acquisition (as defined in that certain Fifth Amendment Side Letter dated as of the date hereby by Borrowers in favor of Agent (the “Fifth Amendment Side Letter”)); and

WHEREAS, Borrowers, Agent and Lenders have agreed to modify the Credit Agreement and consent to the Specified Acquisition, in each case subject to the terms and provisions hereof;

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1.        Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

2.        Consent. Subject to the satisfaction of the conditions set forth in Section 6 below and in reliance upon the representations and warranties of Borrowers set forth in Section 7 below, Lenders hereby consent to the consummation of the Specified Acquisition in accordance with the Specified Purchase Agreement (as defined in the Fifth Amendment Side Letter) so long as (x) the Specified Acquisition is consummated on or prior to November 30, 2017, (y) after giving effect to the consummation of the Specified Acquisition, Excess Availability is not less than $1,000,000 and (z) the Purchase Price does not exceed $6,000,000. This is a limited consent and shall not be deemed to constitute a consent to any other modification of the Loan

Documents, and shall not be deemed to prejudice any right or rights which Agent or the Lenders may now have or may have in the future under or in connection with any Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

3.        Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 6 below and in reliance upon the representations and warranties of the Loan Parties set forth in Section 7 below, the Credit Agreement is amended as follows:

(a)        The definition of “Availability Block” set forth in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

“Availability Block” means an amount equal to $12,500,000 less an amount equal to the lesser of (x) $6,250,000 and (y) the amount equal to the Borrowing Base less the Maximum Revolver Amount (which amount shall be deemed to be not less than $0).

4.        Continuing Effect. Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

5.        Reaffirmation and Confirmation. Each Loan Party hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of such Loan Party, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Each Loan Party hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by the Loan Parties in all respects.

6.        Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date first written above upon the satisfaction of the following conditions precedent:

(a)        Each party hereto shall have executed and delivered this Amendment to Agent;

(b)        All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel; and

(c)        No Default or Event of Default shall have occurred and be continuing.

7.        Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to Agent and Lenders, after giving effect to this Amendment:

(a)        All representations and warranties contained in the Credit Agreement (other than Sections 4.8 and 4.12 with respect to the facts and circumstances set forth in the RSM Letter) and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date);

(b)        No Default or Event of Default has occurred and is continuing; and

(c)        This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

8.        Miscellaneous.

(a)        Correction. Reference to Section 6.6(a)(i)(E) of the Credit Agreement set forth in Section 3(q) of that certain Third Amendment, Consent and Waiver to Second Amended and Restated Credit Agreement dated as of March 31, 2017 among Agent, Borrowers, Loan Parties and Lenders is hereby deemed to refer to Section 6.6(b)(i)(E) of the Credit Agreement.

(b)        Expenses. Borrowers agree to pay on demand all Lender Group Expenses of Agent in connection with the preparation, negotiation, execution, delivery and administration of this Amendment in accordance with the terms of the Credit Agreement.

(c)        Governing Law. This Amendment shall be a contract made under and governed by, and construed in accordance with the internal laws of the State of Illinois.

(d)        Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic photocopy (i.e. “pdf”) shall be effective as delivery of a manually executed counterpart hereof.

9.        Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its respective successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known as of the date of this Amendment, both at law and in equity, which each Loan Party, or any of its respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, in each case for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS:	POWER SOLUTIONS INTERNATIONAL, INC.,
a Delaware corporation

	By:	/s/ Charles F. Avery, Jr.
	Name:	Charles F. Avery, Jr.
	Title	CFO

PROFESSIONAL POWER PRODUCTS, INC.,
an Illinois corporation

	By:	/s/ Charles F. Avery, Jr.
	Name:	Charles F. Avery, Jr.
	Title	CFO

POWERTRAIN INTEGRATION ACQUISITION, LLC,
an Illinois limited liability company

	By:	/s/ Charles F. Avery, Jr.
	Name:	Charles F. Avery, Jr.
	Title	CFO

BI-PHASE TECHNOLOGIES, LLC,
a Minnesota limited liability company

	By:	/s/ Charles F. Avery, Jr.
	Name:	Charles F. Avery, Jr.
	Title	CFO

LOAN PARTIES:	THE W GROUP, INC.,
a Delaware corporation

	By:	/s/ Charles F. Avery, Jr.
	Name:	Charles F. Avery, Jr.
	Title	CFO

POWER SOLUTIONS, INC.,
an Illinois corporation

	By:	/s/ Charles F. Avery, Jr.
	Name:	Charles F. Avery, Jr.
	Title	CFO

POWER GREAT LAKES, INC.,
an Illinois corporation

	By:	/s/ Charles F. Avery, Jr.
	Name:	Charles F. Avery, Jr.
	Title	CFO

AUTO MANUFACTURING, INC.,
an Illinois corporation

	By:	/s/ Charles F. Avery, Jr.
	Name:	Charles F. Avery, Jr.
	Title	CFO

TORQUE POWER SOURCE PARTS, INC.,
an Illinois corporation

	By:	/s/ Charles F. Avery, Jr.
	Name:	Charles F. Avery, Jr.
	Title	CFO

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement

POWER PROPERTIES, L.L.C.,
an Illinois limited liability company

By: The W Group, Inc., as sole managing member

By:	/s/ Charles F. Avery, Jr.
Name:	Charles F. Avery, Jr.
Title	CFO

POWER PRODUCTION, INC.,
an Illinois corporation

By:	/s/ Charles F. Avery, Jr.
Name:	Charles F. Avery, Jr.
Title	CFO

POWER GLOBAL SOLUTIONS, INC.,
an Illinois corporation

By:	/s/ Charles F. Avery, Jr.
Name:	Charles F. Avery, Jr.
Title	CFO

PSI INTERNATIONAL, LLC,
an Illinois limited liability company

By:	/s/ Charles F. Avery, Jr.
Name:	Charles F. Avery, Jr.
Title	CFO

XISYNC LLC,
an Illinois limited liability company

By: The W Group, Inc., as sole managing member

By:	/s/ Charles F. Avery, Jr.
Name:	Charles F. Avery, Jr.
Title	CFO

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement

AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
a national banking association, as Agent, as Lead Arranger, as Book Runner, and as a Lender

	By:	/s/ Brian Hynds
	Name:	Brian Hynds
	Title	Vice-President

Signature Page to Fifth Amendment to Second Amended and Restated Credit Agreement